UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2019

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On July 17, 2019, the Company entered into a stock purchase agreement with Justin Anderson and Stacey Anderson pursuant to which the Company agreed to purchase from them all of the outstanding capital stock of JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”), and Center for Psychological Development, Inc., an Oklahoma corporation doing business as CPD Integrated Health Care (“CPD”). The purchase price consists of $1,000,000 plus 5,000,000 shares of a newly-created series of preferred stock to be designated as the Series A Preferred Stock, which will automatically be converted into common stock at such date as the closing price on the principal stock exchange or market on which the common stock is traded has a closing price equal to $2.00 per share (subject to adjustment in the event of stock splits, distribution, dividends, reverse splits and other similar recapitalizations).

The purchase is subject to the delivery by JAS and CPD of audited financial statements for the years ended December 31, 2018 and 2017 and unaudited financial statements for the three months ended March 31, 2019 and 2018, and the completion of the Company’s due diligence.

Justin Anderson is the Company’s chief operating officer and a director, and the Company presently has an agreement with JAS pursuant to which JAS is to provide the administrative services for any service agreement the Company has with medical practices for the use of the PC8B equipment.

JAS Consulting provides providing billing, coding, and consulting services to medical practices. CPD, through its physicians, offers primary care and outpatient behavioral health service in seven locations in Oklahoma and Texas..

Item 7.01 Regulation FD Disclosure

On July 17, 2019, the Company issued a press release announcing stock purchase agreement with Justin and Stacey Anderson. The press release is filed as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Stock purchase agreement dated July 17, 2019 between the Company and Justin Anderson and Stacey Anderson.
99.2	Press release dated July 17, 2019

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PreCheck Health Services, Inc.

Date: July 18, 2019	By:	/s/ Lawrence Biggs
Lawrence Biggs
Chief Executive Officer

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